DIRECTORS AND OFFICERS

Sir Robert C. Cotton
DIRECTOR AND CHAIRMAN OF THE BOARD
SYDNEY, AUSTRALIA

James J. Foley
DIRECTOR
BELMONT, MA

Leonard T. Hinde
DIRECTOR
MOSMAN, NSW, AUSTRALIA

The Earl of Limerick
DIRECTOR
LONDON, ENGLAND

G. William Miller
DIRECTOR AND DEPUTY CHAIRMAN OF THE BOARD
WASHINGTON, DC

Stephen K. West
DIRECTOR
NEW YORK, NY

Robert J. Goldstein
SECRETARY
SAN FRANCISCO, CA

Jennie W. Klein
TREASURER
SAN FRANCISCO, CA


INVESTMENT ADVISOR

KLEINWORT BENSON INVESTMENT
MANAGEMENT AMERICAS INC.
SAN FRANCISCO, CA


KLEINWORT
BENSON
AUSTRALIAN
INCOME FUND, INC.

Four Embarcadero Center
Suite 3000
San Francisco, CA 94111
(800) 237-4218





KLEINWORT

BENSON

AUSTRALIAN

INCOME FUND, INC.



SEMI-ANNUAL REPORT
APRIL 30, 1999


2520-SAR-4/99

Kleinwort
Benson
Australian
Income Fund, Inc.
------------------------
Report to Shareholders

  REPORT HIGHLIGHTS

  - Australian dollar rose from US$0.625 to US$0.66 over the period.

  - Australian economic growth remained robust.

  - Inflation remained firmly under control.

  - The yield on ten-year Australian government bonds rose from 5% to 5.7%.
-----------------------------------------------

TO OUR SHAREHOLDERS,

    Over the six months ended April 30, 1999, the value of the Fund increased, due mainly to the recovery in the Australian and New Zealand dollars against the U.S. currency. The Australian bond market did not perform particularly well over the period. The New Zealand bond market also declined but outperformed its Australian counterpart. However, the decline in bond values was surpassed by the increase in value of the Australian and New Zealand currencies. The portfolio continued to invest in a mix of Australian and New Zealand bonds, concentrating on instruments exempt from withholding tax. The Fund's holdings in Australian and New Zealand eurobonds generally outperformed government securities as funds were switched back into non-government bonds globally. At April 30, 1999, the Fund's closing market price was $6.875, a discount of 19.02% to its net asset value of $8.49.

    For the six months ended April 30, 1999, the Fund achieved a total return on net asset value (with income reinvested) of 6.47%. The monthly dividend has been maintained at US$0.04 per share since January 1999. The Fund generated a current income yield of 7.0% for the twelve months ended April 30, 1999 (based on the Fund's income distribution of $0.48 per share over the period divided by the Fund's closing market price at April 30, 1999). The income yield for the period was superior to the yields available on comparably rated US$ securities.

    A further analysis of the Fund's performance since inception is provided on page 3.

    MARKET SUMMARY
-----------------------------

    Developments in the economies and financial markets of Australia and New Zealand are discussed in more detail in the sections below. In summary, the Australian economy surprised commentators by continuing to grow strongly, driven by strong domestic demand. Inflation remained low, allowing the Reserve Bank of Australia to reduce short rates in November 1998. The New Zealand economy recovered from recession in the second half of 1998. Inflation continued to move lower and appeared to have bottomed out. New Zealand monetary policy was altered by the introduction of an official cash rate, a move discussed in more detail below. The rate was set at 4.5%, a slight increase over the six-month period, but rates had already fallen sharply over the previous year.

    U.S. Treasury bonds fell over the period under review, setting a difficult background for Australian and New Zealand markets. Australian bonds also fell, pushed lower by the global background and by the strength of the Australian economy, which led to expectations of relatively higher short rates. New Zealand bonds outperformed their Australian and U.S. counterparts over the first half of the Fund's financial year, but still declined slightly. The Australian and New Zealand dollars both firmed over the period after a long period of decline. Signs of a tentative recovery

KLEINWORT
BENSON
AUSTRALIAN
INCOME FUND, INC.
------------------------

in Asian economies improved export prospects for Australian and New Zealand firms, but the major support was the leveling of the declining trend in commodity prices seen in recent years.

           [SIGNATURE]

    Sir Robert Cotton
    Chairman
    June 4, 1999

    ----------------------------------------------------------------------------

   PORTFOLIO SUMMARY

    At April 30, 1999, the average maturity of the Fund's portfolio was 5.7 years with an average duration of 4.4 years and a current yield to maturity of 5.6%. Securities rated AAA comprised 77.7% of the portfolio with the remaining 22.3% in AA-rated securities.
--------------------------------------------------------------------------------

KLEINWORT
BENSON
AUSTRALIAN
INCOME FUND, INC.
------------------------
                               PERFORMANCE FROM INCEPTION THROUGH APRIL 30, 1999
                                                                     (UNAUDITED)

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            FUND MARKET VALUE    FUND NET ASSET VALUE   U.S. INDEX   AUSTRALIAN INDEX
11-86                  $10,000                 $10,000      $10,000            $10,000
04-87                  $10,358                 $11,193       $9,875            $11,592
04-88                  $12,826                 $14,526      $10,468            $15,204
04-89                  $14,206                 $15,447      $11,249            $16,478
04-90                  $14,297                 $16,178      $12,215            $17,599
04-91                  $17,979                 $20,823      $14,002            $23,151
04-92                  $22,130                 $23,536      $15,473            $26,661
04-93                  $23,254                 $25,320      $17,683            $29,103
04-94                  $22,880                 $26,383      $17,867            $30,218
04-95                  $23,491                 $27,673      $19,024            $32,064
04-96                  $28,633                 $33,183      $20,594            $39,349
04-97                  $31,130                 $36,501      $21,933            $44,094
04-98                  $28,113                 $34,176      $22,722            $42,114
04-99                  $28,873                 $36,780      $24,190            $45,846

Since its inception in 1986, the Fund has achieved an average annualized return on market value of 8.91%, on the basis noted below. On a net asset value basis, which measures the performance of the Fund's underlying portfolio, the average return has been 11.06% and has outpaced the Salomon Brothers US Government Bond Index, which has averaged 7.98%. The Salomon Brothers Australian Government Bond Index has averaged 13.09% since the Fund's inception, with the difference between the Fund's net asset value performance and that of the index primarily attributable to the Fund's operating and foreign tax expenses, which neither index is subject to. After adjusting for these expenses, which have averaged 2.12% since inception, the Fund has slightly outperformed the Australian index.

                    ANNUALIZED                           6                                          10         SINCE
                    PERFORMANCE                       MONTHS*    1 YEAR     3 YEARS    5 YEARS     YEARS    INCEPTION+
 Fund Market Value (1)                                 9.86%      2.70%      0.27%      4.75%      7.34%       8.91%
 Fund Net Asset Value (2)                              6.47%      7.62%      3.49%      6.87%      9.06%      11.06%
 Salomon Brothers U.S. Gov't Bond Index (3)           -1.12%      6.46%      8.02%      7.75%      8.71%       7.98%
 Salomon Brothers Australian Gov't Bond Index (3)      6.57%      8.86%      5.42%      8.81%     10.83%      13.09%

--------------------------------------------------------------------------------
      * Not Annualized
      + Fund commenced operations November 28, 1986.
    (1) Based on market value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at reinvestment plan prices.
    (2) Based on net asset value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at the ex-dividend date net asset value. This measures the performance of the underlying Fund portfolio and may not be indicative of returns to investors.
    (3) The Salomon Brothers US and Australian Government Bond Indices are US$ based unmanaged indices.

        Please remember that past performance may not be indicative of future results.

KLEINWORT
BENSON
AUSTRALIAN
INCOME FUND, INC.
------------------------
ECONOMIC REVIEW

    ECONOMIC REVIEW
-----------------------------

    The U.S. economy continued to outperform expectations with strong growth continuing into the first half of fiscal 1999. A widening trade gap was a drag on growth, but was outweighed by continued domestic strength. The European economy remained weak over the early part of the year, particularly in Germany, Italy and France. The Japanese economy showed no signs of a recovery, with domestic consumption still fragile and government efforts to stimulate the economy resulting in increased savings rather than consumption. Despite the strength of the U.S. economy, and some evidence of firmer commodity prices, U.S. inflation remained low. Inflation in Europe was also at very low levels, and in Japan deflation has become well established. Against this background the U.S. Federal Reserve carried out a 0.25% reduction in the Fed funds rate in mid November, and then left rates unchanged over the remainder of the period under review. The new European Central Bank cut rates from 3% to 2.5%. U.S. bonds fell over the period on growing concerns over the strength of the economy, with ten-year yields rising from 4.8% to 5.35% over the first six months of the Fund's year. European bonds improved slightly and Japanese bonds fell, displaying considerable volatility on fears over future government support for the market.

AUSTRALIA

    Australian economic growth exceeded market expectations in late 1998. GDP expanded 1.1% in the December quarter, to be 4.7% above December 1998 levels, and has now risen by more than 1% in each of the last five quarters. This growth level was a result of strong domestic consumer spending, driven by an improving employment situation and the availability of cheap credit. Government spending also increased on the back of the greatly improved Australian fiscal position of recent years. Investment spending was weaker, reflecting the completion of many large projects associated with the Olympic Games in Sydney. The deflators announced in the GDP data remained reasonably low and the household consumption deflator at 1.7% in the year to December was very close to underlying CPI inflation.

    Retail sales were very strong and accelerated over late 1998 and early 1999, highlighting domestic consumer spending as the ongoing engine of Australian growth. Sales rose a massive 9.4% at current prices in the year to March 1999, having previously risen 5.4% in the year to October 1998. There were problems with the seasonal adjustment of the monthly figures around Christmas and Easter, but the monthly trend increases have moved above 1%. However, there is still little evidence of any significant increase in pricing power in the retail sector. Consumer confidence rose very strongly over 1998 and declined slightly over the first few months of 1999. The Westpac consumer sentiment index in April 1999 was up 10.7% on the April 1998 level.

    The Australian labour market was slightly improved over the period under review and the rate of unemployment fell from 8% in September 1998 to 7.5% in April 1999. Much of this reduction was due to a reduction in the participation rate with a low level of new jobs created. The strength of the domestic economy had not fully fed into the labour market by end of first quarter 1999, with retail sales and economic growth pointing to further job gains. The official unemployment statistics are also inconsistent with the leading indicators of employment, such as the ANZ job advertisement survey which has been indicating much stronger employment growth for some time. Such divergence has been recorded previously in the 1980s, but official unemployment figures look set to improve.

KLEINWORT
BENSON
AUSTRALIAN
INCOME FUND, INC.
------------------------
ECONOMIC REVIEW

    Australian inflation moved modestly higher over the period under review in underlying terms. The treasury underlying measure increased from 1.6% in the year to September 1998 to 1.7% in the year to March 1999. Despite the weakness of the Australian dollar over the past two years, there has been little evidence of imported inflation. The currency rebounded in early 1999 and it is unlikely that there will be any significant effect from the earlier currency weakness. Such inflation as occurred was the result of domestic price pressures, which remain weak relative to the strength of the Australian economy. Headline CPI fell to 1.2% in the year to March 1999, from 1.6% to December 1998. This decline was almost entirely due to the government health insurance rebate. Wage inflation has been running well ahead of CPI inflation for several years, but showed some signs of moderating in early 1999. Average weekly ordinary time earnings were up 3.0% in the year to February 1999, down from a 4.2% rate recorded over the year to November 1998. The Reserve Bank of Australia has often cited wage growth of below 4.5% as consistent with its inflation objectives.

    The Australian current account deficit deteriorated slightly in the final quarter of 1998. The deficit of A$7,304mn in the September quarter widened to A$7,868mn in the December quarter. The trade balance worsened on slower exports, which had been very resilient in the face of the Asian economic crisis in previous quarters. The deficit in the year to December represented 5.4% of GDP and the first quarter of 1999 has seen some weakening in the trade position as the strong economy pulls in higher imports.

NEW ZEALAND

    Economic growth in New Zealand rebounded in the second half of 1998 from the technical recession seen in the first half of the year. December quarter GDP rose 0.7%, but was still down 0.4% over the year. The pace of growth was broadly in line with market and Reserve Bank of New Zealand expectations. The growth was driven by a surge in investment spending, a reflection of the dramatic drop in New Zealand interest rates in recent quarters. Forestry and construction were particularly strong, while the manufacturing sector was still subdued. As is often the case in New Zealand recoveries, there was a strong rise in imports, which detracted from fourth-quarter growth. Retail trade has continued to expand over the early months of 1999, confirming the ongoing recovery of the domestic economy, but improvements are not dramatic.

    The weak growth of the first half of 1998 continued to hamper the New Zealand labour market. Unemployment rose to 7.7% in the December quarter of 1998, up from 7.5% in the previous quarter. The positions that were created were almost entirely part-time, highlighting the caution in the labour market. The leading labour market indicators for early 1999 suggested that the effect of slower growth in early 1998 may be reducing, and pointed to an improving labour market in 1999. Overall, consumer confidence improved over the period under review.

    New Zealand CPI inflation continued to fall over the second half of 1998 and early 1999. The core rate of CPI fell from 1.7% in September 1998 to 1.1% in December 1998 and further to 1% in March 1999. Headline CPI figures were even lower, reflecting the large decline in New Zealand interest rates over recent quarters. Although direct mortgage costs are not included in the core rate, other housing related costs were a key restraining influence over recent quarters. Elsewhere in the economy, prices--although not moving ahead strongly-- are less subdued. The newly deregulated electricity market does not seem to be suppressing energy prices significantly, with few users switching to new suppliers. Following the rebound in the New Zealand dollar in recent months, tradable goods inflation is unlikely to run significantly above domestic inflation.

KLEINWORT
BENSON
AUSTRALIAN
INCOME FUND, INC.
------------------------
ECONOMIC REVIEW

    The current account, which had been a concern over the period under review, moderated in the final quarter of 1998. The September deficit was reported at 6.6% of GDP, and the December release was expected to deteriorate further. However, the deficit fell to 6% of GDP in December 1998. The lower level of corporate profits in New Zealand was a positive feature in the current account data, given that all of the profit of the large foreign-owned companies like NZ Telecom is counted as an outflow in the current account data.

DEBT MARKETS

    The Reserve Bank of Australia became concerned that the Australian economy would slow significantly in 1999, and with inflation low, they reduced the target cash rate from 5% in December to 4.75%. Cash rates were then maintained at that level over the remainder of the period under review. The Australian bond market was little changed from November 1998 through January 1999, with ten-year bond yields oscillating around 5%. Over the first quarter of 1999, the bond market declined, with ten-year yields rising to 5.7%. The weakness was driven by the ongoing and unexpected strength of the domestic economy and the consequent dampening of rate cut expectations. The U.S. Treasury market also declined, setting a more challenging environment for global bonds.

    There was a fundamental change to the conduct of monetary policy in New Zealand over the first half of the Fund's financial year. Cash rates fell to 2.8% in early 1999, but the Reserve Bank of New Zealand announced the introduction of a formal cash rate target to replace the monetary conditions index. Whilst the exchange rate will still be a major influence on monetary policy, it will no longer be a strict determinant of policy. The alteration was made because exchange rate volatility was feeding directly into interest rate volatility under the old rigid formula. The cash rate was set at the end of March 1999 at 4.5%. The New Zealand bond market declined over the period, with the yield on ten-year government bonds rising from 5.5% in early November to 5.8% in April 1998. The sell-off was a result of lower global bond prices, but New Zealand bonds did outperform both Australian and U.S. bonds.

AUSTRALIAN AND NEW ZEALAND DOLLARS

    After a long period of decline, the Australian dollar rebounded in late 1998 and early 1999. The chief factor in the long decline had been the trend fall in commodity prices and, in the case of certain commodities, the decline was partly reversed over the period under review. Increasing oil prices have attracted much attention, but certain key base metals have also recovered in early 1999. The gold price has remained under pressure, with further gold sales expected from central banks, but declines have become more modest. The currency had also been undermined by the sharp fall in Asian currencies in 1998, and 1999 saw a sharp recovery in the regions' currencies against the U.S. dollar. The Australian dollar rose from US$0.625 in November 1998 to US$0.662 at the end of April 1999. The ongoing strength of the domestic economy and increasing short-rate expectations also supported the currency. The trade-weighted measure rose to a lesser extent, as the currencies of Asian trading partners recovered.

    The New Zealand dollar rose from US$0.53 at the start of November 1998 to US$0.56 at the end of the period under review. The New Zealand dollar has less direct links to the commodities that drove the improvement in the Australian dollar, but the Australian currency is a major influence on the New Zealand dollar. The better-than-expected New Zealand December current account was a support to the currency, given the concerns that the balance of payments has generated in recent years. The New Zealand dollar also benefited from the recovery of the currencies of its Asian trading partners.

KLEINWORT
BENSON
AUSTRALIAN
INCOME FUND, INC.
------------------------
ECONOMIC REVIEW

KLEINWORT
BENSON
AUSTRALIAN
INCOME FUND, INC.
------------------------
PORTFOLIO OF INVESTMENTS

                                                                  April 30, 1999
                                                                     (Unaudited)

Long-Term Investments -- 97.1%

PRINCIPAL AMOUNT                                                                                            VALUE (US$)
----------------------------------------------------------------------------------------------------------  -----------
AUSTRALIAN GOVERNMENT AND SEMI-GOVERNMENT BONDS -- 63.1%
               EUROBONDS -- 42.4%
A$  2,000,000  State Bank of South Australia                      9.5% due 10/15/02.......................  $1,477,038
    5,000,000  Australian Industrial Development Corp.            9.25% due 2/17/03.......................   3,694,391
    3,300,000  Export Finance & Insurance Corp.                   9% due 3/26/03..........................   2,424,213
    2,750,000  State Bank of South Australia                      10.5% due 6/23/03.......................   2,127,887
    1,500,000  South Australian Government Bond                   7.25% due 9/22/03.......................   1,047,657
    2,500,000  Australian Industrial Development Corp.            8.75% due 7/20/04.......................   1,866,903
   21,400,000  Queensland Treasury Corp.                          6.5% due 6/14/05........................  14,859,227
    1,200,000  Treasury Corp. of Victoria                         9% due 6/27/05..........................     917,532
    1,000,000  Commonwealth Bank of Australia                     9% due 8/15/05..........................     756,438
    6,000,000  New South Wales Treasury Corp.                     6.5% due 5/01/06........................   4,147,350
   14,500,000  Queensland Treasury Corp.                          6% due 7/14/09..........................   9,743,624
                                                                                                            -----------
                                                                                                            43,062,260
                                                                                                            -----------
               DOMESTIC BONDS -- 20.7%
A$ 10,000,000  Commonwealth Government Bond                       6.75% due 11/15/06......................   7,166,031
    6,000,000  Western Australia Treasury Corp.                   8% due 7/15/03..........................   4,334,515
    4,000,000  Victoria Public Finance Authority                  12.5% due 10/15/03......................   3,385,910
    7,500,000  Commonwealth Government Bond                       8.75% due 8/15/08.......................   6,130,814
                                                                                                            -----------
                                                                                                            21,017,270
                                                                                                            -----------
Total Australian Government and Semi-Government Bonds -- (Cost $60,689,536)                                  64,079,530
                                                                                                            -----------
AUSTRALIAN EUROBONDS -- 16.7%
A$  3,500,000  DSL Finance N.V.                                   10.25% due 4/7/00.......................   2,415,651
    6,000,000  Morgan Guaranty Trust Co.                          8% due 4/18/01..........................   4,175,731
    2,000,000  Bayerische Vereinsbank                             8.75% due 5/17/01.......................   1,414,475
    5,000,000  Nederlandse Waterschapsbank N.V.                   7% due 3/15/02..........................   3,434,764
    4,000,000  National Australia Bank                            7% due 7/23/04..........................   2,775,803
    3,500,000  Bayerische Vereinsbank                             10.25% due 10/28/04.....................   2,732,465
                                                                                                            -----------
Total Australian Eurobonds -- (Cost $18,220,338)                                                             16,948,889
                                                                                                            -----------
NEW ZEALAND EUROBONDS -- 16.4%
NZ$ 2,500,000  General Electric Capital Corp.                     8.75% due 5/21/99.......................   1,403,147
    4,000,000  European Investment Bank                           8.5% due 5/30/01........................   2,360,643
    2,000,000  KFW International Finance                          7.5% due 11/08/01.......................   1,160,963
    3,000,000  KFW International Finance                          7.625% due 4/29/02......................   1,757,354
    7,000,000  Federal National Mortgage Association (US)         7.25% due 6/20/02.......................   4,086,368
    2,000,000  KFW International Finance                          7.25% due 2/20/07.......................   1,425,273
    8,400,000  I.B.R.D.                                           5.5% due 11/03/08.......................   4,429,607
                                                                                                            -----------
Total New Zealand Eurobonds -- (Cost $17,139,239)                                                            16,623,355
                                                                                                            -----------
NEW ZEALAND GOVERNMENT BOND -- 0.9%
NZ$ 1,500,000  New Zealand Government Bond                        7% due 7/15/09 -- (Cost $773,325).......     917,175
                                                                                                            -----------
TOTAL PORTFOLIO OF INVESTMENTS -- 97.1% (Cost $96,822,438)                                                   98,568,949
OTHER ASSETS LESS LIABILITIES -- 2.9%                                                                        2,947,326
                                                                                                            -----------
NET ASSETS -- 100.0%                                                                                        $101,516,275
                                                                                                            -----------
                                                                                                            -----------

See Notes to Financial Statements

KLEINWORT
BENSON
AUSTRALIAN
INCOME FUND, INC.
------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                          (UNAUDITED)
                                           APRIL 30,    OCTOBER 31,
                                              1999          1998
                                          ------------  ------------
ASSETS:

  Investments, at value (cost
    $96,822,438 and $98,864,788,
    respectively).......................  $ 98,568,949  $ 97,731,879
  Cash on deposit:
    Foreign currency (cost $978,639 and
      $3,265,545, respectively).........     1,008,701     3,270,877
    US dollars..........................        39,386        14,711
  Receivable for securities sold........            --     2,179,814
  Interest receivable...................     2,598,674     2,788,798
  Other assets..........................         3,324        14,577
                                          ------------  ------------
    Total assets........................   102,219,034   106,000,656
                                          ------------  ------------
LIABILITIES:
  Payable for securities purchased......            --     5,105,157
  Dividends payable.....................       478,183       537,955
  Investment advisory fee payable.......        58,088        57,806
  Directors' fees and expenses
    payable.............................        20,784        23,341
  Other accrued expenses................       145,704       229,512
                                          ------------  ------------
    Total liablities....................       702,759     5,953,771
                                          ------------  ------------
    NET ASSETS..........................  $101,516,275  $100,046,885
                                          ------------  ------------
                                          ------------  ------------

NET ASSETS:
  Net assets were comprised of:
    Common stock, at $0.001 par.........  $     11,955  $     11,955
    Paid-in capital.....................    98,820,740    98,820,740
                                          ------------  ------------
                                            98,832,695    98,832,695
  Accumulated undistributed net
    investment income...................       318,419            --
  Accumulated net realized gain on
    investment and foreign currency
    transactions........................       456,180     2,281,942
  Net unrealized appreciation
    (depreciation) on investments and
    foreign currencies..................     1,908,981    (1,067,752)
                                          ------------  ------------
  NET ASSETS............................  $101,516,275  $100,046,885
                                          ------------  ------------
                                          ------------  ------------
  Shares of common stock issued and
    outstanding.........................    11,954,566    11,954,566
  Net asset value per share.............         $8.49         $8.37

See Notes to Financial Statements.

KLEINWORT
BENSON
AUSTRALIAN
INCOME FUND, INC.
------------------------
STATEMENT OF OPERATIONS

                                                 (UNAUDITED)
                                          SIX MONTHS ENDED APRIL 30,
                                          --------------------------
                                              1999          1998
                                          ------------  ------------
NET INVESTMENT INCOME:
Investment Income:

  Interest and discount earned (net of
    foreign withholding taxes of $98,587
    and $178,922, respectively).........  $  3,340,151  $  4,103,824
                                          ------------  ------------
Expenses:
  Investment advisory fees..............       346,410       370,175
  Directors' fees and expenses..........        58,562        59,549
  Custodian Fees........................        58,124       101,615
  Audit and tax services................        25,810        26,245
  Printing..............................        18,512        18,824
  Transfer agent fees...................        18,512        18,824
  Postage...............................        16,020        16,290
  Legal.................................        11,036        11,222
  Stock exchange listing fee............        13,452         8,708
  Miscellaneous.........................         4,610         5,141
  Insurance.............................             0         1,448
                                          ------------  ------------
  Total operating expenses..............       571,048       638,041
                                          ------------  ------------
  NET INVESTMENT INCOME*................     2,769,103     3,465,783
                                          ------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES:
NET REALIZED GAIN (LOSS) ON:
  Investment transactions*..............       507,829       658,774
  Foreign currency transactions**.......       (50,269)   (2,721,890)
                                          ------------  ------------
  Total net realized gain (loss)........       457,560    (2,063,116)
                                          ------------  ------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON:
  Investments*..........................    (3,487,285)   (2,279,329)
  Foreign currency denominated assets
    and liabilities**...................     6,464,018    (5,303,620)
                                          ------------  ------------
  Total net change in unrealized
    appreciation (depreciation).........     2,976,733    (7,582,949)
                                          ------------  ------------
  NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS AND FOREIGN
    CURRENCIES..........................     3,434,293    (9,646,065)
                                          ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $  6,203,396  $ (6,180,282)
                                          ------------  ------------
                                          ------------  ------------

  * Net increase in net assets before foreign currrency gain (loss) was ($210,353) and $1,845,228, respectively.
 ** Net realized and unrealized foreign currency gain (loss) was $6,413,749 and ($8,025,510), respectively.

See Notes to Financial Statements

KLEINWORT
BENSON
AUSTRALIAN
INCOME FUND, INC.
------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                          (UNAUDITED)
                                           SIX MONTHS   FISCAL YEAR
                                             ENDED         ENDED
                                           APRIL 30,    OCTOBER 31,
                                              1999          1998
                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:

  Net investment income.................  $  2,769,103  $  6,320,317
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................       457,560    (5,622,565)
  Change in unrealized appreciation
    (depreciation) on investments and
    foreign currency denominated assets
    and liabilities.....................     2,976,733    (5,945,608)
                                          ------------  ------------
  Net increase (decrease) in net assets
    resulting from operations...........     6,203,396    (5,247,856)
                                          ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............    (2,450,684)   (6,455,466)*
  From net realized gain on investments
    and foreign currency transactions...    (2,283,322)   (1,888,821)*
                                          ------------  ------------
  Net decrease in net assets resulting
    from distributions to shareholders..    (4,734,006)   (8,344,287)
                                          ------------  ------------
    TOTAL INCREASE (DECREASE) IN NET
      ASSETS............................     1,469,390   (13,592,143)
                                          ------------  ------------

  NET ASSETS
    Beginning of period.................   100,046,885   113,639,028
                                          ------------  ------------
    End of period (including accumulated
      undistributed net investment
      income of $318,419 and $0,
      respectively).....................  $101,516,275  $100,046,885
                                          ------------  ------------
                                          ------------  ------------

  * The Fund redesignated $537,955 from Distributions from net investment income to Distributions from net realized gain on investments and foreign currency transactions.

See Notes to Financial Statements.

KLEINWORT
BENSON
AUSTRALIAN
INCOME FUND, INC.
------------------------
FINANCIAL HIGHLIGHTS

                           (UNAUDITED)
                           SIX MONTHS
                              ENDED             FISCAL YEARS ENDED OCTOBER 31,
                            APRIL 30,   ----------------------------------------------
                              1999        1998      1997      1996     1995     1994
                           -----------  --------  --------  --------  -------  -------
PER SHARE DATA:
    Net asset value at
      beginning of
      period.............  $      8.37  $   9.51  $  10.41  $  10.08  $  9.99  $ 10.45
                           -----------  --------  --------  --------  -------  -------
    Net investment
      income.............         0.23      0.53      0.72      0.85     0.84     0.82
    Net realized and
      unrealized gain
      (loss) on
      investments and
      foreign
      currencies.........         0.29     (0.97)    (0.82)     0.79     0.82    (0.48)
                           -----------  --------  --------  --------  -------  -------
    Total increase
      (decrease) from
      operations.........         0.52     (0.44)    (0.10)     1.64     1.66     0.34
                           -----------  --------  --------  --------  -------  -------
    Distribution to
      shareholders:
    From net investment
      income.............        (0.21)    (0.54)    (0.78)    (0.89)   (0.89)   (0.78)
    From net realized
      gains on investment
      and
      foreign currency
      transactions.......        (0.19)    (0.16)    (0.03)       --       --    (0.02)
                           -----------  --------  --------  --------  -------  -------
    Total distributions
      to shareholders....        (0.40)    (0.70)    (0.81)    (0.89)   (0.89)   (0.80)
                           -----------  --------  --------  --------  -------  -------
    Decrease in net
      assets from capital
      stock
      transactions.......           --        --        --     (0.39)   (0.65)      --
                           -----------  --------  --------  --------  -------  -------
    Offering expenses
      charged to
      capital............           --        --      0.01     (0.03)   (0.03)      --
                           -----------  --------  --------  --------  -------  -------
    Net increase
      (decrease) in net
      asset value........         0.12     (1.14)    (0.90)     0.33     0.09    (0.46)
                           -----------  --------  --------  --------  -------  -------
    Net asset value at
      end of period......  $      8.49  $   8.37  $   9.51  $  10.41  $ 10.08  $  9.99
                           -----------  --------  --------  --------  -------  -------
                           -----------  --------  --------  --------  -------  -------
    Per share market
      value at end of
      period.............  $     6.875  $  6.625  $ 8.3125  $  9.125  $  9.25  $ 9.125
                           -----------  --------  --------  --------  -------  -------
                           -----------  --------  --------  --------  -------  -------
    Total investment
      return (1).........         9.86%   (12.50)%    (0.38)%     9.54%   15.74%    1.77%
    Net asset value
      return (2).........         6.47%    (4.45)%    (0.95)%    16.90%   17.93%    3.22%
    Net assets at end of
      period (in
      000's).............  $   101,516  $100,047  $113,639  $124,501  $96,390  $71,685
    Number of shares
      outstanding at end
      of
      period (in
      000's).............       11,955    11,955    11,955    11,955    9,564    7,173

RATIOS TO AVERAGE NET
  ASSETS:
    Operating expenses...         1.15%     1.21%     1.14%     1.22%    1.32%    1.40%
    Net investment
      income.............         5.64%     6.25%     7.21%     8.22%    8.51%    7.88%
    Portfolio turnover...        10.49%    37.05%    26.67%    16.00%   56.55%   13.71%

(1) Based on market value per share, adjusted for reinvestment of distributions at reinvestment plan prices and for rights offerings, assuming full subscription by shareholder.
(2) Based on net asset value per share, adjusted for reinvestment of distributions at ex-dividend date net asset value and for rights offering, assuming full subscription by shareholder.

See Notes to Financial Statements.

KLEINWORT
BENSON
AUSTRALIAN
INCOME FUND, INC.
------------------------
NOTES TO FINANCIAL STATEMENTS

                                                                  April 30, 1999
                                                                     (Unaudited)

The Kleinwort Benson Australian Income Fund, Inc. (the "Fund") was incorporated in Maryland on August 12, 1986, and is registered as a closed-end, non-diversified investment company under the Investment Company Act of 1940, as amended.

1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

BASIS OF PRESENTATION: The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States using the U.S. dollar as both the functional and reporting currency. (For tax purposes the Fund uses the Australian dollar as its functional currency -- see TAXES.) The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Australian dollar ("A$") and New Zealand dollar ("NZ$") amounts are translated into U.S. dollars on the following basis:

 (i) market value of investment securities and other assets and liabilities -- at the current prevailing rate of exchange.

 (ii) purchases and sales of investment securities and income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

The investment securities of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund isolates that portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period.

The foreign currency transactions element of net realized gains or losses represents net foreign exchange gains or losses from the disposition of portfolio securities, foreign currencies and forward currency contracts and net currency gains or losses realized between the trade and settlement dates on security transactions between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The foreign currency denominated assets and liabilities element of the change in unrealized appreciation or depreciation represents the change in the value of portfolio securities, foreign currencies, and other assets and liabilities arising as a result of changes in foreign exchange rates.

The Australian and New Zealand dollar exchange rates at October 31, 1998, and April 30, 1999, were US$0.6253 to A$1.00 and US$0.5296 to NZ$1.00, and US$0.6618
to A$1.00 and US$0.5601 to NZ$1.00, respectively.

INVESTMENT VALUATION: Investment securities are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price on the date of valuation, then investments are valued at the most recently available sales price or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amor-

KLEINWORT
BENSON
AUSTRALIAN
INCOME FUND, INC.
------------------------
NOTES TO FINANCIAL STATEMENTS

                                                                  April 30, 1999
                                       (Unaudited) Notes to Financial Statements

                                                                  April 30, 1999
                                                                     (Unaudited)

tizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

MARKET AND CURRENCY RISK: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability. The abilities of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a particular country.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment security transactions are recorded on the trade date. Realized and unrealized gains and losses on investments and foreign currencies are calculated on the identified cost basis. Interest income is recorded on the accrual basis and interest receivable is reflected in the Statement of Assets and Liabilities net of accrued withholding taxes. Premiums and discounts on debt securities are amortized over the life of the security.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward currency contracts are valued based on the current forward rate of exchange. Fluctuations in the value of such contracts are recorded as unrealized foreign exchange gain or loss; realized gains or losses are included in net realized gain or loss on foreign currency transactions.

TAXES: For Federal income tax purposes, substantially all of the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of A$ into US$ or NZ$ into A$ or US$ are recognized for tax purposes.

No provision has been made for U.S. income taxes because it is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute, within allowable time limits, all of its taxable income to shareholders. As the Fund uses the Australian dollar as its functional currency for tax purposes, there are character differences between taxable income and net investment income and net realized gain (loss) on investments and foreign currencies as computed for financial statement purposes. Australia imposes a withholding tax of 10% on most interest and discount earned. Eurobonds and New Zealand government bonds are generally not subject to withholding taxes.

DIVIDENDS AND DISTRIBUTIONS: The Fund declares and pays dividends of net investment income on a monthly basis. Distributions of net realized capital gains, if any, are made annually. Dividends and distributions are recorded on their ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ with generally accepted accounting principles. These "book / tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment; temporary differences do not require a reclassification.

KLEINWORT
BENSON
AUSTRALIAN
INCOME FUND, INC.
------------------------
NOTES TO FINANCIAL STATEMENTS

                                                                  April 30, 1999
                                       (Unaudited) Notes to Financial Statements

                                                                  April 30, 1999
                                                                     (Unaudited)

At October 31, 1998, permanent book and tax basis differences of $164,183 and $8,444,975 were reclassified to paid-in capital from accumulated undistributed net investment income and accumulated undistributed net capital gains, respectively. These differences relate primarily to redesignation of foreign currency gains (losses) for tax purposes.

2. AGREEMENTS

The Fund's Advisory Agreement with Kleinwort Benson Investment Management Americas Inc., the Investment Advisor, provides for a fee, computed weekly and payable monthly, at an annual rate of 0.70% of the Fund's average annual net assets up to $100,000,000 and at 0.65% thereafter. For the six months ended April 30, 1998 and 1999, the Investment Advisor earned $370,175 and $346,410, respectively.

3. PORTFOLIO TRANSACTIONS

    Purchases of investment securities, other than short-term investments, for the year ended October 31, 1998, and the six months ended April 30, 1999, aggregated $36,608,281 and $10,298,007, respectively. Sales of investment securities, other than short-term investments, totaled $37,573,285 and $12,602,143, respectively, during these periods. The portfolio of investments at October 31, 1998, was substantially the same in terms of types of investments to that included herein for April 30, 1999.

The U.S. Federal income tax basis of the Fund's investments and foreign currency cash deposits at October 31, 1998, and April 30, 1999, was as listed below. During the year ended October 31, 1998, the Fund did not utilize any capital loss carryforwards.

                                  APRIL 30,
                                    1999       OCTOBER 31, 1998
                                -------------  ----------------
Tax cost basis                   $96,267,676     $ 89,116,171
                                -------------  ----------------
                                -------------  ----------------
Unrealized appreciation          $ 5,855,322     $  9,314,574
Unrealized depreciation           (2,673,471)        (149,876)
                                -------------  ----------------
Net unrealized appreciation      $ 3,181,851     $  9,164,698
                                -------------  ----------------
                                -------------  ----------------

4. CAPITAL STOCK

    There are 100 million shares of $0.001 par value common stock authorized and 11,954,566 such shares outstanding. There were no transactions in the Fund's capital stock for the six months ended April 30, 1999.

KLEINWORT
BENSON
AUSTRALIAN
INCOME FUND, INC.
------------------------
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
FOREIGN TAX CREDITS                                                  (Unaudited)

DIVIDEND REINVESTMENT AND CASH
PURCHASE PLAN

    The Fund offers to shareholders a Dividend Reinvestment Plan which provides participants with a prompt and simple way to reinvest their income dividends and capital gain distributions in additional Fund shares. If you choose to participate in the Plan, your income dividends and capital gain distributions will automatically be reinvested in Fund shares at the lower of market price or net asset value, at up to a 5% discount for market price, on valuation date. The Plan also includes a Cash Purchase option which provides Reinvestment Plan participants with the opportunity to make additional cash investments in Fund shares directly through the Plan Agent.

    The Plan is entirely voluntary and, subject to the terms and conditions of the Plan, you may join or withdraw at any time. A brochure with more information, including the full terms and conditions, and an application is available from the Plan Agent, Boston EquiServe, telephone (800) 730-6001.

    If you wish to participate and your shares are registered in your name, simply complete and return the application form. If your shares are held in the name of a brokerage firm, bank or other nominee, your shares may need to be re-registered in your own name in order for you to participate. Please consult your broker to determine what needs to be done to arrange for you to join the Plan.

FOREIGN TAX CREDITS

    The Fund will generally elect to treat all foreign taxes paid by it as having been paid proportionately by its shareholders. As a result, the Form 1099-DIV's issued to shareholders by the Fund will likely include an amount of foreign taxes paid by the Fund on the behalf of its shareholders. Shareholders can generally use the foreign tax amount to either claim a deduction or a tax credit on their U.S. Federal tax return.

    The Fund issues its 1099-DIV tax forms in January of each year. In February, the Fund will inform shareholders of the breakdown between foreign taxes, dividends and distributions paid for the preceding calendar year. Shareholders whose shares are held in "street name" should contact their broker for foreign tax credit reporting information.